UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2019
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
  _______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common units representing limited partnership interests	HCLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 22, 2019, Hi-Crush Partners LP (the "Partnership") held a special meeting of its unitholders (the "Special Meeting") at 1330 Post Oak Boulevard, Houston, Texas 77056. At the Special Meeting, the Partnership’s unitholders voted on and approved matters relating to the proposed conversion of the Partnership (the "Conversion") from a Delaware limited partnership to a Delaware corporation named "Hi-Crush Inc." (the "Corporation"), which included proposals (i) to approve the Plan of Conversion that provides for and sets forth matters related to the Conversion (the "Plan of Conversion Proposal"), (ii) to approve the Hi-Crush Inc. Long Term Incentive Plan (the "LTIP"), a new long-term incentive plan of the Corporation to be in effect following the consummation of the Conversion to make incentive compensation awards to directors, officers and other employees of the Corporation (the "LTIP Proposal") and (iii) to approve, if necessary, the adjournment of the Special Meeting to a later date to solicit additional proxies in the event are insufficient votes in favor of the Plan of Conversion Proposal or the LTIP Proposal (the "Adjournment Proposal").
Prior to the Special Meeting, the Partnership delivered a definitive proxy statement (the "Proxy Statement") to its unitholders describing and providing information relating to the Special Meeting, the Conversion, the Plan of Conversion Proposal, the LTIP, the LTIP Proposal and the Adjournment Proposal. The Proxy Statement was filed by the Partnership with the U.S. Securities and Exchange Commission on February 20, 2019.
As disclosed in the Proxy Statement, as of the close of business on February 19, 2019, the record date for the Special Meeting, there were 101,062,399 common units representing limited partner interests in the Partnership ("common units") outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 59,557,199 common units were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting. The following summarizes the final voting results for the Special Meeting proposals, each of which is more fully described in the Proxy Statement:
1.    Plan of Conversion Proposal. The Partnership’s unitholders approved the Plan of Conversion, which constituted approval of the Conversion. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
56,309,980	2,569,557	677,662
2.     LTIP Proposal. The Partnership’s unitholders approved the LTIP Proposal. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
47,296,522	9,261,086	2,999,585

3.	Adjournment Proposal. Because the Partnership’s unitholders approved the Plan of Conversion Proposal and the LTIP Proposal, the Adjournment Proposal was not called at the Special Meeting.
Item 8.01 Other Events
On May 22, 2019, the Partnership issued a press release announcing the results of the Special Meeting and expected closing date of the Conversion. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated May 22, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	May 23, 2019	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer